                                                                   EXHIBIT 10.03


Confidential treatment with respect to certain information in this Exhibit has been requested of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of this Exhibit have been omitted from the material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.

CALL HANDLING                                                                V.1


                    SCHEDULE NUMBER "38-002-98"/(9700050785)

                                  CALL HANDLING


      This Schedule Number "38-002-98", effective January 1, 1998 issued pursuant to the General Terms and Conditions of Agreement No. 9700050785 dated June 30, 1997 between U S WEST and Carnegie Group, Inc. ("CGI") including the Special Provisions Module - Software License and Services dated June 30, 1997 (collectively, the "Agreement") and is made a part thereto.

      This Schedule contains the following sections:

         1.   Project Description

         2.   Schedule, Statement of Work and Deliverables

         3.   Projected Cost

      This Schedule specifically overrides the terms and conditions of the Agreement pursuant to "Exceptions/Definitions to the Agreement" in section
      1.6 below. In the event that such section 1.6 conflicts with the provisions of the Agreement, the terms of section 1.6 shall control for purposes of this Schedule only.

      In consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


      1. PROJECT DESCRIPTIONS

      1.1 INTRODUCTION

      This Schedule covers the services and deliverables to be provided by Carnegie Group, Inc. for U S WEST in support of CALL HANDLING. The work to be provided by CGI represents a follow on effort to the ongoing Call Handling project between the parties under new terms and conditions of the Agreement as provided in this Schedule No. 38-002-98.

      1.1.1 OVERVIEW

      It is the desire of U S WEST and Carnegie Group to add to Call Handling functionality defined by the releases: Inbound Promotions (98.02 Release), DMS Screen Pop (98.03 Release), and Global Conditions (98.04 Release).

      This Schedule includes the delivery of the Inbound Promotions, DMS Screen Pop, and Global Conditions releases as implemented that are related to Retail Markets, Marketing, Repair, and U S WEST Long Distance.


Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential

CALL HANDLING                                                                V.1


      The current Call Handling system determines call routing destinations using information, such as the customer's reason for calling, where the customer lives and is calling from, other customer information and the loads on U S WEST call centers. Each call is assigned a channel functional need (CFN) using business rules, and the various routing alternatives. CFNs are used by Call Handling's business clients to segment customer calls for routing and handling.

      1.2 98.02 RELEASE EXECUTIVE OVERVIEW (INBOUND PROMOTIONS)

      1.2.1 98.02 RELEASE DESCRIPTION

      The 98.02 release provides:

         o The basic infrastructure for routing calls that result from promotions and advertisements;

         o the Screen Pop of call data to the Customer Service Representative/Agent (available when new outbound T1s are configured);

         o an interface to the Climate/IMDM system for specific marketing data and reports within the Integrated Marketing Database Management system;

         o operational reporting that will be provided with enhancements to the Call Handling Decision Support System (CH-DSS);

         o reporting via the CH-DSS that will be used to determine the effectiveness of using caller ID to improve the usability in Customer Access Experiences (CAEs).

         o adding the Aspect as a new VRU for Call Handling which can be taken advantage of by future clients.

      The release also includes the delivery of partial capabilities that are prerequisites to three of the Global Conditions requirements that are related to Repair and U S WEST Long Distance. The provided functions include an enhancement to enable global conditions for call routing based on NPA-NXX, Market Profile Indicator, and specific Targeted Mailing Lists.


      1.2.2 BUSINESS VALUE OF 98.02 RELEASE

      [













                                                                               ]


Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential

CALL HANDLING                                                                V.1


      1.2.3       98.02 RELEASE BUSINESS IMPACTS

      [
















                                                                               ]

      1.2.4       98.02 RELEASE SYSTEM IMPACTS

      [
















                                                                               ]


Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential

CALL HANDLING                                                                V.1


      1.3 98.03 RELEASE EXECUTIVE OVERVIEW (DMS SCREEN POP)

      1.3.1 98.03 RELEASE DESCRIPTION

      The release provides the basic infrastructure for the definition and implementation of screen pop for ACD groups on DMS100 ACDs for the Call Handling product.

      In addition, this release provides the following additional or new capabilities, change requests, and enhancements:

         o     Data Manager

         o     Maintenance Change Requests ("Tracker Busys")

         o     Least Cost Routing


      1.3.2 BUSINESS VALUE OF 98.03 RELEASE



      [





                                                                               ]

      1.3.3 98.03 RELEASE BUSINESS IMPACTS



      [











                                                                               ]

      1.3.4 98.03 RELEASE SYSTEM IMPACTS

      [





                                                                               ]


Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential

CALL HANDLING                                                                V.1


      1.4  98.04 RELEASE EXECUTIVE OVERVIEW (GLOBAL CONDITIONS)

      1.4.1 98.04 RELEASE DESCRIPTION

      The current Call Handling system determines call routing destinations using the customer's reason for calling and the calling customer's market profile. Additionally, account activity routing uses information about the caller's account from BOSS/CARS and business-assigned special conditions for assigning calls to account activity call types. Each call is assigned a channel functional need (CFN) using business rules, through a mapping from the caller's account market profile and the call reason and optional account activity checks (such as SNP, resold, independent company, BGS/CXR). CFNs are used by Call Handling's business clients to segment customer calls for routing and handling.

      To enhance the account activity routing capabilities, this release provides access to additional legacy data and the capability to define global conditions in the FES&R database for routing. Global conditions are business conditions that affect large groups of telephone numbers at the wire center level, such as outages, wireless, and promotions.

      In addition, this release provides the following additional or new capabilities, change requests, and enhancements:

         o     FE&SR Re-Architecture

         o     Call Data Caching

         o     DSS Enhancement to allow dual FES&Rs


      1.4.2 BUSINESS VALUE OF 98.04 RELEASE

      [
















                                                                               ]




Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential

CALL HANDLING                                                                V.1


      1.4.3 98.04 RELEASE BUSINESS IMPACTS

      [





















                                                                               ]

      1.5 98.05 RELEASE EXECUTIVE OVERVIEW (CALL TRACKING)

      End-to-End Call Tracking is a product which must be capable of receiving and storing comprehensive inbound and outbound call record data. The product would enable U S WEST to accurately forecast future demand and provide administrative reports for performance diagnostics and MIS reports. The initial effort to create Call Tracking used 415 hours and included the creation of the Call Tracking Requirements Document which:

         o Defined and documented the high level business requirements o Defined and documented the analysis of the detailed requirements o Defined data requirements



Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential

CALL HANDLING                                                                V.1


      1.6 OVERVIEW OF KNOWLEDGE TRANSFER, DOCUMENTATION, AND SUPPORT

      In order for the U S WEST maintenance team to be successful with operations and development support of Call Handling they require training in Call Handling. CGI will provide consulting to members of this maintenance staff as identified by U S WEST IT. Knowledge transfer consulting will include training sessions, documentation, coaching, and support to transfer Call Handling knowledge at mutually agreed times during the course of this effort. The total training and coaching time is limited to the 1000 hours in this Schedule 38-002-98.

      1.7 EXCEPTIONS/DEFINITIONS TO THE AGREEMENT The following exceptions and definitions apply to this Schedule:

      o Work Authorization: It is agreed by the parties that any work provided by CGI under the Letter of Intent effective from January 1, 1998 through April 30, 1998 at the latest will be included under this Schedule as billable and in accordance with the terms and conditions hereunder.

     o   Notification of Termination and Special Ramp down provisions:

                  In accordance with subsection 21.1 of the Agreement, U S WEST has the right to terminate this Schedule, on a complete or partial project basis, upon thirty (30) days written notice to Carnegie Group. Notwithstanding subsection 21.2 of the Agreement, Customer shall be responsible for continued funding of the current CGI project resources for a period beyond the effective date of termination, unless such resources can be re-deployed by Carnegie Group to another billable project. Continued funding is dependent upon the number of people affected by the termination in accordance with the period of time provided below:

                  AFFECTED RESOURCES                          RAMP DOWN PERIOD

                  1 to 3 persons on the team                  two (2) weeks
                  4 to 7 persons on the team                  three (3) weeks
                  8 or more persons on the team               four (4) weeks

                  For example, if the Carnegie Group team consists of 15 resources at the time of complete project termination, U S WEST funding for 3 resources will not exceed 2 weeks, U S WEST funding for the 4-7th resource will not exceed 3 weeks, and U S WEST funding for the last 7 resources funding will not exceed 4 weeks.

                  U S WEST and Carnegie Group agree to make best effort attempts, respectively, to expeditiously inform of an impending project termination and, in turn, expeditiously re-deploy the resources.

      o Acceptance terms: U S WEST shall test the Call Handling Release 98.02, 98.03, and 98.04 software and documentation delivered hereunder according to the Acceptance Test(s), based on an established system test process, to be mutually agreed to by the parties and provided hereunder.

      o Services Warranty terms: No warranty period is required under this Agreement due to the close working nature of the entire Call Handling team prior to final Acceptance and the comprehensive knowledge transfer, documentation, and support services that will be provided to U S WEST by CGI during the term of this Agreement.


Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential

CALL HANDLING                                                                V.1


      o Non-Solicitation: The parties agree that during the term of this Schedule they will not, without the prior written consent of the other, directly solicit for employment the personnel who are assigned to perform or are in involved in the performance of Services under this Schedule, and are currently employed by the other party. The provisions of this paragraph shall not preclude either party from following its normal processes of publicizing positions available to be filled, receiving communications from interested applications, working with employment agencies and other similar companies, participating in job fairs, and other similar ordinary hiring processes.

      o Current Call Handling Replacement Policy: U S WEST agrees that Carnegie Group may make staffing changes during the performance of Call Handling services upon two (2) weeks notice to US WEST. In the event of any staffing change, U S WEST shall not be charged for a two week time period (ten project days) normally required to ramp up the replacement, unless otherwise mutually agreed to by the U S WEST project manager and the Carnegie Group senior manager. Carnegie Group must request in writing that the amount of noncompensatory ramp up time be reduced and U S WEST shall not unreasonably withhold their determination.

      o  Management of project resources:

           o The CGI senior project manager assigned to CALL HANDLING has exclusive control of and over the CGI resources on the project, including but not limited to responsibility for staff assignment, project team makeup, and transition of CGI resources either onto or from a project. U S WEST may request the CGI senior project manager to make changes relating to the CGI resources. CGI will respond with consent or an objection to consent and reasons why consent will be withheld; consent will not be unreasonably withheld.

           o The CGI senior project manager and the U S WEST project manager have the authority to mutually agree on the location, either at a U S WEST site or CGI site, where each CGI resource may work during the project, including an associated period of time, based on not compromising the schedule and deliverables set forth in this Schedule.

      o   Review of the Schedule

           o The parties agree that the U S WEST team leader, the U S WEST project manager and the CGI senior project manager will meet within the first week after the full execution of this Schedule to review the details of this Schedule, including but not limited to the Exceptions to the Agreement provided above ("Review").

           o The Review will occur more than once should a new U S WEST team leader, U S WEST project manager or CGI senior project manager be assigned by U S WEST or CGI respectively to CALL HANDLING after the initial Review, unless as otherwise mutually agreed by the parties.


Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential

CALL HANDLING                                                                V.1


      1.8 ROLES AND RESPONSIBILITIES

      1.8.1 RELEASES ROLES AND RESPONSIBILITIES


      1.8.1.1 CGI ROLES AND RESPONSIBILITIES
      [
















                                                                               ]

      1.8.1.2 U S WEST ROLES AND RESPONSIBILITIES
      [










                                ]


Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential

CALL HANDLING                                                                V.1


      [






                                                 ]

      1.8.1.3 JOINT CGI AND U S WEST ROLES AND RESPONSIBILITIES
      [



















                                                                               ]


Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential

CALL HANDLING                                                                V.1


      1.8.2 KNOWLEDGE TRANSFER, DOCUMENTATION, AND SUPPORT ROLES AND RESPONSIBILITIES


      1.8.2.1 KNOWLEDGE TRANSFER, DOCUMENTATION, AND SUPPORT CGI ROLES AND RESPONSIBILITIES

      [

























                                                                  ]



Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential

CALL HANDLING                                                                V.1


    [

















                                           ]

     1.8.2.2 KNOWLEDGE TRANSFER, DOCUMENTATION, AND SUPPORT U S WEST ROLES AND RESPONSIBILITIES

     The following activities are to be provided by U S WEST:

     1. Identify and schedule the necessary maintenance team resources to receive the knowledge transfer, documentation, and support as defined in the transfer schedule.

     2. Release the current CGI experts with the knowledge to be transferred from their current assignments within U S WEST on a predetermined and agreed upon schedule for the actual transfer sessions.

     3. Provide an environment conducive to training for the knowledge transfer, documentation, and support to take place.

     1.8.2.3 KNOWLEDGE TRANSFER, DOCUMENTATION, AND SUPPORT JOINT CGI AND U S WEST ROLES AND RESPONSIBILITIES

     CGI and U S WEST are jointly responsible for the following activities:

     1. Make available the necessary CGI resources for the knowledge transfer, documentation, and support.

     2. Jointly develop a knowledge transfer, documentation, and support schedule.

     3. Document the progress of the knowledge transfer, documentation, and support against the transfer schedule.

     4. Jointly develop a Call Handling Developer Standards based on a limit of hours within the Knowledge Transfer, Documentation and Support funding limitation of this Schedule.


Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential

CALL HANDLING                                                                V.1


      2. SCOPE

      2.1.1 RELEASES


      2.1.1.1 RELEASE MANAGEMENT STRATEGY

      Please refer to the Baselined 98.02 Release Management Plan for a detailed description of the Release Management Strategy for Inbound Promotions.

      Please refer to the Baselined 98.03 Release Management Plan for a detailed description of the Release Management Strategy for DMS Screen Pop.

      Please refer to the Baselined 98.04 Release Management Plan for a detailed description of the Release Management Strategy for Global Conditions.

      2.1.2 KNOWLEDGE TRANSFER, DOCUMENTATION, AND SUPPORT SCOPE

      This is a U S WEST IT and Carnegie Group led effort to transfer specific Call Handling knowledge from CGI to U S WEST maintenance employees. The Carnegie Group employees required for this effort are current members of the Call Handling project development team. They will be substituting time from their current responsibilities to perform this transfer.

      This knowledge transfer, documentation, and support effort will include training, documentation, and coaching on the Call Handling system from existing 1997 deployments in the U S WEST production environment. The total CGI training and coaching time is limited to the 1000 hours in this
      Schedule 38-002-98.

      2.2 DELIVERABLES

      The deliverables related to the 98.02, 98.03, and 98.04 Releases are described below.

      2.2.1       98.02 RELEASE (INBOUND PROMOTIONS)

         o For details of the deliverables associated with Inbound Promotions, refer to the Baselined 98.02 Release Management Plan.


      2.2.2       98.03 RELEASE (DMS SCREEN POP)

         o For details of the deliverables associated with DMS Screen Pop, refer to the Baselined 98.03 Release Management Plan.


      2.2.3       98.04 RELEASE (GLOBAL CONDITIONS)

         o For details of the deliverables associated with Global Conditions, refer to the Baselined 98.04 Release Management Plan.


Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential

CALL HANDLING                                                                V.1


      2.3 SUMMARY

      This Schedule covers efforts to be performed from January 1, 1998 through December 31, 1998.

      2.4 SCHEDULE, STATEMENT OF WORK AND DELIVERABLES

      2.4.1 TASKS, SCHEDULE, AND DELIVERABLES

      Please refer to the Baselined 98.02 Release Management Plan for a detailed description of the project milestones and deliverables.

      Please refer to the Baselined 98.03 Release Management Plan for a detailed description of the project milestones and deliverables.

      Please refer to the Baselined 98.04 Release Management Plan for a detailed description of the project milestones and deliverables.

      2.4.2 KNOWLEDGE TRANSFER, DOCUMENTATION, AND SUPPORT TASKS

      The following table summarizes the tasks, schedule and deliverables included in this Schedule.


--------------------------------------------------------------------------------
      TASKS                 Responsibility            Deliverables

--------------------------------------------------------------------------------
      Develop                 U S WEST               Complete a
      transfer                and                    detailed transfer
      schedule                Carnegie               schedule with
                              Group                  date, milestones,
                                                     and identified
                                                     resources.


      Knowledge
      Transfer,               U S WEST               Knowledge
      Documentation,          and                    transfer,
      and                     Carnegie               Documentation,
      Support                 Group                  and Support as
                                                     defined in the
                                                     transfer schedule
--------------------------------------------------------------------------------

      2.4.3 HIGH LEVEL RELEASE SCHEDULE:

      Please refer to the Baselined 98.02, 98.03, 98.04 Release Management Plans for a detailed description of the respective release schedules.


Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential

CALL HANDLING                                                                V.1


      2.5 ASSUMPTIONS

      2.5.1 HIGH LEVEL RELEASE ASSUMPTIONS

      [




















                                                                               ]

      2.5.2 98.02 RELEASE ASSUMPTIONS (INBOUND PROMOTIONS)

      Please refer to the Baselined 98.02 Release Management Plan for a detailed description of the Assumptions for this release.


      2.5.2.1 HIGH LEVEL SUCCESS FACTORS FOR THE 98.02 RELEASE

      Please refer to the Baselined 98.02 Release Management Plan for a detailed description of the High Level Success Factors for this release.


      2.5.3 98.03 RELEASE ASSUMPTIONS(DMS SCREEN POP)

      Please refer to the Baselined 98.03 Release Management Plan for a detailed description of the Assumptions for this release.


Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential

CALL HANDLING                                                                V.1


      2.5.3.1     LIMITATIONS AND CONSTRAINTS FOR THE 98.03 RELEASE

      Please refer to the Baselined 98.03 Release Management Plan for a detailed description of the Limitations and Constraints for this release.


      2.5.3.2     RISKS FOR THE 98.03 RELEASE

      Please refer to the Baselined 98.03 Release Management Plan for a detailed description of the Risks for this release.


      2.5.4       98.04 RELEASE ASSUMPTIONS (GLOBAL CONDITIONS)

      Please refer to the Baselined 98.04 Release Management Plan for a detailed description of the Assumptions for this release.


      2.5.4.1     LIMITATIONS AND CONSTRAINTS FOR THE 98.04 RELEASE

      Please refer to the Baselined 98.04 Release Management Plan for a detailed description of the Limitations and Constraints for this release.

      2.5.4.2     HIGH LEVEL SUCCESS FACTORS FOR THE 98.04 RELEASE
      Please refer to the Baselined 98.04 Release Management Plan for a detailed description of the Measures of Success for this release.

      2.5.4.3     RISKS FOR THE 98.04 RELEASE

      Please refer to the Baselined 98.04 Release Management Plan for a detailed description of the risks associated with this release.



Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential

CALL HANDLING                                                                V.1


      2.5.5       KNOWLEDGE TRANSFER, DOCUMENTATION, AND SUPPORT ASSUMPTIONS

      [



















                                                                               ]



      2.6         DELIVERABLES

      A copy of the deliverables will be provided to the appropriate U S WEST recipients. The master copy will contain a letter to be mutually signed by the parties acknowledging delivery, receipt and acceptance of the deliverables. Should CGI not receive the signed letter or a written list of items which are not in compliance with the project specifications within ten (10) business days after delivery, then the Deliverables shall be deemed accepted.


Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential

CALL HANDLING                                                                V.1


      2.7         DEFINITIONS:



--------------------------------------------------------------------------------
      ACD                        Automatic Call Distributor
--------------------------------------------------------------------------------
      ANI                        Automatic Number Identification
--------------------------------------------------------------------------------
      ATE                        Automated Trouble Entry
--------------------------------------------------------------------------------
      Baseline(d)                A document which has gone through a formal
      Document                   review process and has been signed-off by all
                                 approvers for that document.
--------------------------------------------------------------------------------
      BTN                        Billing Telephone Number
--------------------------------------------------------------------------------
      CSR                        Customer Service Record
--------------------------------------------------------------------------------
      DMS                        Brand name of a Northern Telecomm switch used
                                 by U S WEST
--------------------------------------------------------------------------------
      DNIS                       Dialed Number Identification Service
--------------------------------------------------------------------------------
      ETN                        Entered Telephone Number
--------------------------------------------------------------------------------
      FESR                       Front End Screen and Routing application system
--------------------------------------------------------------------------------
      FID                        Functional Identification
--------------------------------------------------------------------------------
      NPA/NXX                    Area code and prefix portion of a telephone
                                 number
--------------------------------------------------------------------------------
      IMDM                       Integrated Marketing Database Management system
--------------------------------------------------------------------------------
      PRI                        Primary Rate Interface circuit
--------------------------------------------------------------------------------
      RSA                        Repair Service Attendant
--------------------------------------------------------------------------------
      SNP                        Status of a customer who has not paid their
                                 telephone bill and has been "Suspended for Non-
                                 Payment"
--------------------------------------------------------------------------------
      USOC                       Universal Service Order Code
--------------------------------------------------------------------------------
      VRU                        Voice Response Unit
--------------------------------------------------------------------------------


Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential

3.       PROJECTED COST

The total cost of the work net of discounts shall not exceed [ ] based on estimated time and material expenses. Should travel be required, U S WEST agrees to pay CGI travel expenses for all pre-approved trips that adhere to U S WEST travel standards.

The following costs have been estimated for this release:


Estimated costs with applicable discounts for the entire Call Handling 1998 project are provided below:

---------------------------------------------------------------------------
          ITEMIZATION OF COSTS                                     AMOUNT
---------------------------------------------------------------------------
CONTRACT ENGINEERING COSTS (TIME AND                               [     ]
MATERIALS)

LESS [    ] MINIMUM DISCOUNT AND [   ]                             [     ]
PROJECT VOLUME DISCOUNT

---------------------------------------------------------------------------
TOTAL CONTRACT ENGINEERING                                         [     ]

---------------------------------------------------------------------------
CGI/THIRD PARTY LICENSE FEES

---------------------------------------------------------------------------
TRAVEL EXPENSES AND OTHER PASS-THROUGH
EXPENSES

---------------------------------------------------------------------------
TOTAL SCHEDULE ESTIMATED PRICE                                     [     ]

---------------------------------------------------------------------------

Estimated hours are as follows:

-------------------------------------------------------------------------------
           CATEGORY                                            ESTIMATED HOURS
-------------------------------------------------------------------------------
Manager(s)                                                         [     ]

Business Consultant(s)

Engineer(s)                                                        [     ]

Technical Writer(s)                                                [     ]

-------------------------------------------------------------------------------
TOTAL HOURS                                                        [     ]

-------------------------------------------------------------------------------


Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential

Following are the costs and hours of the 98.02 Inbound Promotions Release:


-------------------------------------------------------------------------------
         ITEMIZATION OF COSTS                                    AMOUNT
-------------------------------------------------------------------------------
CONTRACT ENGINEERING COSTS (TIME AND                            [      ]
MATERIALS)

LESS MINIMUM DISCOUNT AND ANY PROJECT                           [      ]
VOLUME DISCOUNT

-------------------------------------------------------------------------------
TOTAL CONTRACT ENGINEERING                                      [      ]

-------------------------------------------------------------------------------
CGI/THIRD PARTY LICENSE FEES

-------------------------------------------------------------------------------
TRAVEL EXPENSES AND OTHER PASS-THROUGH
EXPENSES

-------------------------------------------------------------------------------
TOTAL SCHEDULE ESTIMATED PRICE                                  [      ]

-------------------------------------------------------------------------------

Estimated hours are as follows:


-------------------------------------------------------------------------------
        CATEGORY                                            ESTIMATED HOURS
-------------------------------------------------------------------------------
Manager(s)                                                       [     ]

Business Consultant(s)

Engineer(s)                                                      [     ]

Technical Writer(s)                                              [     ]

-------------------------------------------------------------------------------
Total Hours                                                      [     ]
-------------------------------------------------------------------------------



Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential

Following are the costs and hours of the 98.03 DMS Screen Pop Release:


-------------------------------------------------------------------------------
       ITEMIZATION OF COSTS                                     AMOUNT
-------------------------------------------------------------------------------

CONTRACT ENGINEERING COSTS (TIME AND                            [     ]
MATERIALS)

LESS MINIMUM DISCOUNT AND ANY PROJECT                           [     ]
VOLUME DISCOUNT


-------------------------------------------------------------------------------
TOTAL CONTRACT ENGINEERING                                      [     ]

-------------------------------------------------------------------------------
CGI/THIRD PARTY LICENSE FEES

-------------------------------------------------------------------------------
TRAVEL EXPENSES AND OTHER PASS-THROUGH
EXPENSES

-------------------------------------------------------------------------------
TOTAL SCHEDULE ESTIMATED PRICE                                  [     ]

-------------------------------------------------------------------------------


Estimated hours are as follows:


-------------------------------------------------------------------------------
         CATEGORY                                           ESTIMATED HOURS
-------------------------------------------------------------------------------

Manager(s)                                                      [      ]

Business Consultant(s)

Engineer(s)                                                     [      ]

Technical Writer(s)

-------------------------------------------------------------------------------
TOTAL HOURS                                                     [      ]
-------------------------------------------------------------------------------



Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential

Following are the costs and hours of the 98.04 Global Conditions Release:

-------------------------------------------------------------------------------
                 ITEMIZATION OF COSTS                            AMOUNT
-------------------------------------------------------------------------------

CONTRACT ENGINEERING COSTS (TIME AND                            [      ]
MATERIALS)

LESS MINIMUM DISCOUNT AND ANY PROJECT                           [      ]
VOLUME DISCOUNT


-------------------------------------------------------------------------------
TOTAL CONTRACT ENGINEERING                                      [      ]

-------------------------------------------------------------------------------
CGI/THIRD PARTY LICENSE FEES

-------------------------------------------------------------------------------
TRAVEL EXPENSES AND OTHER PASS-THROUGH
EXPENSES

-------------------------------------------------------------------------------
TOTAL SCHEDULE ESTIMATED PRICE                                  [      ]

-------------------------------------------------------------------------------

Estimated hours are as follows:


-------------------------------------------------------------------------------
            CATEGORY                                         ESTIMATED HOURS
-------------------------------------------------------------------------------

Manager(s)                                                      [      ]

Business Consultant(s)

Engineer(s)                                                     [      ]

Technical Writer(s)                                              [    ]

-------------------------------------------------------------------------------
TOTAL HOURS                                                     [      ]
-------------------------------------------------------------------------------



Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential

Following are the costs and hours of the 98.05 Call Tracking:


-------------------------------------------------------------------------------
        ITEMIZATION OF COSTS                                     AMOUNT
-------------------------------------------------------------------------------

CONTRACT ENGINEERING COSTS (TIME AND                            [       ]
MATERIALS)

LESS MINIMUM DISCOUNT AND ANY PROJECT                           [       ]
VOLUME DISCOUNT


-------------------------------------------------------------------------------
TOTAL CONTRACT ENGINEERING                                      [       ]

-------------------------------------------------------------------------------
CGI/THIRD PARTY LICENSE FEES

-------------------------------------------------------------------------------
TRAVEL EXPENSES AND OTHER PASS-THROUGH
EXPENSES

-------------------------------------------------------------------------------
TOTAL SCHEDULE ESTIMATED PRICE                                  [       ]

-------------------------------------------------------------------------------

Estimated hours are as follows:


-------------------------------------------------------------------------------
           CATEGORY                                          ESTIMATED HOURS
-------------------------------------------------------------------------------

Manager(s)                                                      [       ]

Business Consultant(s)

Engineer(s)                                                     [       ]

Technical Writer(s)

-------------------------------------------------------------------------------
TOTAL HOURS                                                     [       ]
-------------------------------------------------------------------------------



Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential

Following are the costs and hours of the Knowledge Transfer, Documentation, and Support tasks:


-------------------------------------------------------------------------------
      ITEMIZATION OF COSTS                                        AMOUNT
-------------------------------------------------------------------------------
CONTRACT ENGINEERING COSTS (TIME AND                             [       ]
MATERIALS)

LESS MINIMUM DISCOUNT AND ANY PROJECT                            [       ]
VOLUME DISCOUNT


-------------------------------------------------------------------------------
TOTAL CONTRACT ENGINEERING                                       [       ]

-------------------------------------------------------------------------------
CGI/THIRD PARTY LICENSE FEES

-------------------------------------------------------------------------------
TRAVEL EXPENSES AND OTHER PASS-THROUGH
EXPENSES

-------------------------------------------------------------------------------
TOTAL SCHEDULE ESTIMATED PRICE                                   [       ]

-------------------------------------------------------------------------------

Estimated hours are as follows:

-------------------------------------------------------------------------------
       CATEGORY                                               ESTIMATED HOURS
-------------------------------------------------------------------------------
Manager(s)

Business Consultant(s)

Engineer(s)                                                      [       ]

Technical Writer(s)

-------------------------------------------------------------------------------
TOTAL HOURS                                                      [       ]
-------------------------------------------------------------------------------



Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential

IN WITNESS WHEREOF, U S WEST and CGI agree and execute this Schedule in duplicate by their respective authorized representatives.


CARNEGIE GROUP, INC.                            U S WEST

By:    /s/ DENNIS YABLONSKY                     By:     /s/ BARBARA IRWIN
   ---------------------------------               --------------------------

Name:  Dennis Yablonsky                         Name:
     -------------------------------                 ------------------------
         (printed)                                   (printed)

Title: President/CEO                            Title:
      ------------------------------                 ------------------------

Date:  5-18-98                                  Date:
     -------------                                   ------------------------

                                                U S WEST BRI

                                                By      /s/ MARTA L. TURNBULL
                                                  ----------------------------

                                                Name:   Marta L. Turnbull
                                                     -------------------------
                                                        (printed)

                                                Title:  Contract Agent
                                                      ------------------------

                                                Date:   5/20/98
                                                     -------------------------



Schedule Number 38-002-98      US West and Carnegie Group, Inc.       4/22/98
                                 Proprietary and Confidential